1 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) May 4, 2024 and April 29, 2023

Penney Intermediate Holdings LLC Narrative Report The following discussion, which presents results for the first quarter, should be read in conjunction with the accompanying Consolidated Financial Statements and notes thereto. Unless otherwise indicated, all references in Narrative are as of the date presented and the Company does not undertake any obligation to update these numbers, or to revise or update any statement being made related thereto. First Quarter Update During first quarter of Fiscal 2024, JCPenney remained committed to serving America’s hard-working families and advancing its transformation agenda. With continuing economic pressure weighing on discretionary income for middle income Americans, the Company focused its efforts on creating a more rewarding shopping experience while continuing to provide quality, affordable fashion and merchandise. Marketing collaborations during the period included an iHeart Radio Country Festival supporting the launch of a Walker Hayes apparel collection and an in-store 3-point shot contest with Shaquille O’Neal to promote the launch of the new rewards campaign announced late in the quarter. The relaunch of the Company’s rewards program in late April allows customers new and faster ways to earn reward certificates and early results indicate a favorable response from customers. As a result of these and other marketing efforts, the Company saw an improvement in organic brand search volume trends on google search, drove double digit increases over prior year in rewards members and reported improvements in Net Promoter Scores. Although overall sales remain under pressure, specific categories of merchandise continued to outperform and exceeded planned results. Overall Women’s business was strong, particularly in the areas of apparel, handbags, and shoes. Customers continued to seek the quality and value provided by the Company’s private label brands Liz Claiborne and J. Ferrar, with both brands posting strong results and exceeding the Company’s first quarter expectations. Continued emphasis on greater availability of inclusive sizing resonated with consumers and all areas of inclusive sizing (big and tall, plus, and petite) outperformed during the period. Overall, the Company’s gross profit rates were flat to last year. Improving inventory efficiency remained a key area of focus and as a result, inventory was down 9% to last year. Selling, general, and administrative costs held flat year-over-year as the entire organization continues to drive greater efficiencies and reduce discretionary spend to offset ongoing sales pressure. Savings were achieved through lower store expenses, lower overall ecommerce expenses, and lower credit expenses. Credit income declined over last year, as a direct result of lower participation income and lower gain share from the profitability of the underlying portfolio. During the quarter, the Company used cash of $163M primarily to fund seasonal purchases of inventory and capital expenditures of $52M for projects aimed at driving long-term growth of the business. The Company reported negative EBITDA of $3M reflecting the impact of the sales declines that were mostly offset by margin improvement and ongoing cost saving efforts of the Company. The Company continues to prioritize maintaining a very healthy balance sheet with significant liquidity of approximately $1.6B as of the end of the period. The Company has less than $500M of outstanding long-term debt and as of the end of the period had no outstanding borrowings on its line of credit.

2 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) May 4, 2024 and April 29, 2023 Table of Contents Page Consolidated Statements of Comprehensive Income 3 Consolidated Balance Sheets 4 Consolidated Statements of Member’s Equity 5 Consolidated Statements of Cash Flows 6 Notes to the Consolidated Financial Statements 7

3 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Unaudited) (In millions) Three Months Ended May 4, 2024 Three Months Ended April 29, 2023 Total net sales $ 1,368 $ 1,489 Credit income 58 73 Total revenues 1,426 1,562 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 832 909 Selling, general and administrative 597 597 Depreciation and amortization 42 38 Restructuring, impairment, store closing and other costs — 17 Total costs and expenses 1,471 1,561 Operating income (loss) (45) 1 Net interest expense 17 17 Loss before income taxes (62) (16) Income tax expense 1 1 Net loss $ (63) $ (17) Other comprehensive income (loss): Currency translation adjustment (1) (1) Comprehensive loss $ (64) $ (18) See accompanying Notes to Consolidated Financial Statements (Unaudited).

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) May 4, 2024 April 29, 2023 Assets Current assets: Cash and cash equivalents $ 205 $ 107 Merchandise inventory 1,674 1,841 Prepaid expenses and other assets 178 251 Total current assets 2,057 2,199 Property and equipment, net 1,085 951 Operating lease assets 1,708 1,657 Financing lease assets 78 78 Other assets 244 287 Total assets $ 5,172 $ 5,172 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 391 $ 332 Other accounts payable and accrued expenses 439 480 Revolving credit facility borrowings — 16 Current operating lease liabilities 75 67 Current financing lease liabilities 3 3 Current portion of long-term debt, net 9 11 Total current liabilities 917 909 Noncurrent operating lease liabilities 1,891 1,834 Noncurrent financing lease liabilities 88 84 Long-term debt 474 481 Other liabilities 103 146 Total liabilities 3,473 3,454 Member’s equity Member’s contributions 300 300 Profits interest plan 6 4 Accumulated other comprehensive loss (6) (5) Reinvested earnings 1,399 1,419 Total member’s equity 1,699 1,718 Total liabilities and member’s equity $ 5,172 $ 5,172 See accompanying Notes to Consolidated Financial Statements (Unaudited).

PENNEY INTERMEDIATE HOLDINGS LLC
Consolidated Statements of Member's Equity
(Unaudited)

	Three Months Ended April 29, 2023				
(In millions)	Member's Contributions/ (Distributions)	Profits Interest Plan Grants/ (Distributions)	Accumulated Other Comprehensive Income/ (Loss)	Reinvested Earnings	Total Member's Equity
January 29, 2023	**$ 300**	**$ 3**	**$ (4)**	**$ 1,440**	**$ 1,739**
Member tax distributions	—	—	—	(4)	(4)
Net loss	—	—	—	(17)	(17)
Currency translation adjustment	—	—	(1)	—	(1)
Profits interest plan grants	—	1	—	—	1
April 29, 2023	**$ 300**	**$ 4**	**$ (5)**	**$ 1,419**	**$ 1,718**

	Three Months Ended May 4, 2024				
(In millions)	Member's Contributions/ (Distributions)	Profits Interest Plan Grants/ (Distributions)	Accumulated Other Comprehensive Income/ (Loss)	Reinvested Earnings	Total Member's Equity
February 3, 2024	**$ 300**	**$ 6**	**$ (5)**	**$ 1,462**	**$ 1,763**
Member tax distributions	—	—	—	—	—
Net loss	—	—	—	(63)	(63)
Currency translation adjustment	—	—	(1)	—	(1)
Profits interest plan grants	—	—	—	—	—
May 4, 2024	**$ 300**	**$ 6**	**$ (6)**	**$ 1,399**	**$ 1,699**

See accompanying Notes to Consolidated Financial Statements (Unaudited).

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6 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) May 4, 2024 April 29, 2023 Cash flows from operating activities: Net loss $ (63) $ (17) Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities: Restructuring, impairment, store closing and other costs, non-cash — 4 Gain on insurance proceeds received for damage to property and equipment (1) — Depreciation and amortization 42 38 Change in cash from operating assets and liabilities: Merchandise inventory (84) (1) Prepaid expenses and other assets (27) (42) Merchandise accounts payable 8 68 Other accounts payable, accrued expenses and other liabilities 16 (43) Net cash provided (used) by operating activities (109) 7 Cash flows from investing activities: Capital expenditures (52) (61) Proceeds from sale of real estate assets — 1 Insurance proceeds received for damage to property and equipment 1 — Net cash used by investing activities (51) (60) Cash flows from financing activities: Payments of long-term debt (2) (2) Proceeds from borrowings under revolving credit facility — 16 Member tax distributions — (4) Repayments of principal portion of finance leases (1) (1) Net cash provided (used) by financing activities (3) 9 Net decrease in cash and cash equivalents (163) (44) Cash and cash equivalents at beginning of period 368 151 Cash and cash equivalents at end of period $ 205 $ 107 See accompanying Notes to Consolidated Financial Statements (Unaudited).

7 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended February 3, 2024. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts may have been reclassified to conform with current year presentation, if necessary. The company is currently impacted by uncertain economic conditions. Because of these uncertain economic conditions and the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. Every sixth year, the Company's fiscal year consists of 53 weeks ending on the Saturday closest to January 31. As used herein, “three months ended May 4, 2024” refers to the 13- week period ended May 4, 2024, and “three months ended April 29, 2023” refers to the 13-week period ended April 29, 2023. Fiscal 2024 and 2023 consist of the 52-week period ending February 1, 2025 and the 53-week period ending February 3, 2024, respectively. 2. Long-Term Debt (In millions) May 4, 2024 April 29, 2023 Issue: ABL Term Loan 327 338 ABL FILO Loan 160 160 Total debt 487 498 Unamortized debt issuance costs (4) (6) Less: current maturities (9) (11) Total long-term debt $ 474 $ 481 3. Revolving Credit Facility The Company is subject to a borrowing base under the $1.75 billion senior secured asset-based revolving credit facility (“Revolving Credit Facility”). As of May 4, 2024, the Company had $1.52 billion available for borrowing with none outstanding and $0.17 billion reserved for outstanding standby letters of credit. After taking into account minimum availability requirements, the Company had $1.20 billion available for future borrowings.

8 4. Litigation and Other Contingencies The Company is subject to various legal and governmental proceedings involving routine litigation incidental to its business. While no assurance can be given as to the ultimate outcome of these matters, the Company currently believes that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on results of operations, financial position, liquidity or capital resources. 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through June 18, 2024, the date at which the financial statements were available to be issued.

STATEMENT OF CONSOLIDATED ADJUSTED EBITDA (follows this page)

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Three Months Ended May 4, 2024 (In millions) Net loss $ (63) Plus: Net interest expense 17 Income tax expense 1 Depreciation and amortization 42 Restructuring, impairment, store closing and other costs — Minus: Real estate and other, net — Consolidated adjusted EBITDA $ (3) Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.

STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 6/18/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 106 13,999,932 $15 $27,019,132 $26,191,903 $827,230 1.0 Ground Lease 21 2,964,686 $19 $8,434,783 $7,147,341 $1,287,442 1.2 Total 127 16,964,618 $16 $35,453,916 $33,339,244 $2,114,671 1.1 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 32 4,100,176 2 > $ 1.9 32 4,334,367 3 > $ 1.7 31 4,096,146 4 < $ 1.7 32 4,433,929 Total 127 16,964,618 (A) Reflects financial activity from Feb 4, 2024 through May 4, 2024 (Fiscal Q1 2024) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended May 4, 2024(A) Fiscal Quarter Ended May 4, 2024(A) Page 1

Quarterly Reporting Package 6/18/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $19.1 32 3,842,249 $25 17.8% 1.6 > $15.4 32 4,082,053 $17 15.3% 1.3 > $12 31 4,130,131 $14 10.1% 0.7 < $12 32 4,910,185 $10 4.2% 0.3 Total 127 16,964,618 $16 $35,453,916 13.1% 2,114,671 1.1 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 68 8,036,480 $20 17.8% 1.7 <= {1.0}x 59 8,928,138 $13 6.7% 0.5 Total 127 16,964,618 $16 $35,453,916 13.1% 2,114,671 1.1 (A) Reflects financial activity from Feb 4, 2024 through May 4, 2024 (Fiscal Q1 2024) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended May 4, 2024(A) Fiscal Quarter Ended May 4, 2024(A) Page 2

Quarterly Reporting Package 6/18/2024 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 106 13,999,932 $74 $147,338,088 $103,909,383 $43,428,705 1.4 Ground Lease 21 2,964,686 $95 $45,355,967 $28,574,718 $16,781,248 1.6 Total 127 16,964,618 $78 $192,694,054 $132,484,101 $60,209,954 1.5 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.2 32 4,052,060 $110 $76,116,714 $46,203,230 1.6 2 > $ 7.3 32 4,445,105 $77 $52,160,829 $36,337,037 1.4 3 > $ 6.7 31 4,033,524 $76 $43,059,079 $28,193,326 1.5 4 < $ 6.7 32 4,433,929 $51 $21,357,432 $21,750,508 1.0 Total 127 16,964,618 $78 $192,694,054 $132,484,101 $60,209,954 1.5 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from April 30, 2023 through May 4, 2024 (TTM April 2024) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 6/18/2024 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $93.3 32 3,822,320 $121 17.8% 2.0 > $74.7 32 4,260,465 $83 15.5% 1.5 > $60.1 31 4,100,366 $67 13.1% 1.2 < $60.1 32 4,781,467 $48 8.4% 0.7 Total 127 16,964,618 $78 $192,694,054 14.6% $60,209,954 1.5 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {1.0}x 91 11,254,140 $89 16.5% 1.8 <= {1.0}x 36 5,710,478 $56 8.6% 0.7 Total 127 16,964,618 $78 $192,694,054 14.6% $60,209,954 1.5 (B) Reflects financial activity from April 30, 2023 through May 4, 2024 (TTM April 2024) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended May 4, 2024(A) Trailing 12 Months as of May 4, 2024(C) -6.3% -7.5% Yes N/A $1,586 N/A Fiscal Quarter Ended May 4, 2024(A) Trailing 12 Months as of May 4, 2024(C) 205 205 458 458 81.1 81.1 (A) Reflects financial activity from Feb 4, 2024 through May 4, 2024 (Fiscal Q1 2024) (B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of May 4, 2024 (C) Reflects financial activity from April 30, 2023 through May 4, 2024 (TTM April 2024) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5